UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 12, 2006


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                   13-3238402

(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 12, 2006, Comverse Technology, Inc. (the "Company") issued a press release announcing selected unaudited financial information for the fiscal quarter ended July 31, 2006. A copy of the press release is attached as Exhibit
99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2., the foregoing information and the information set forth in the first three paragraphs of Exhibit 99.1, are furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item
2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

In its September 12, 2006 press release, the Company announced that it notified The NASDAQ Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2006. Accordingly, the Company received on September 12, 2006 an additional Staff Determination Letter from The NASDAQ Stock Market indicating that the delay in the filing of the Form 10-Q serves as an additional basis for the potential delisting of the Company's securities from NASDAQ, under NASDAQ Marketplace Rule 4310(c)(14).

As previously disclosed, on August 18, 2006 the Company announced that the NASDAQ Listing Qualifications Panel (the "Panel's") has granted the Company's request for continued listing on The NASDAQ National Market subject to the requirement that the Company file its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 by no later than September 25, 2006. The Panel has advised the Company that should it be unable to meet the deadline, it will issue a final determination to delist the Company's shares from The NASDAQ Stock Market.

On September 5, 2006, the Company announced that it made a submission to the NASDAQ Listing and Hearing Review Council (the "Listing Council") requesting that the Listing Council grant a stay of the Panel's August 18, 2006 decision establishing a deadline of September 25, 2006 for the Company to complete the restatements of its financial statements and to file its annual report for the fiscal year ended January 31, 2006 and quarterly report for the quarter ended April 30, 2006. The Company also requested an additional 60-day extension from the Listing Council's decision to make the necessary filings.

On September 18, 2006, the Company announced that on September 15, 2006 the Listing Council, acting pursuant to its discretionary authority under Marketplace Rule 4807(b), issued a stay of, and called for review of, the Panel's August 18, 2006 decision establishing the September 25, 2006 filing deadline. The Listing Council also issued a stay (the "Stay") of any future Panel determinations to delist the Company's securities from trading pending further action by the Listing Council. NASDAQ further informed the Company that it may submit in writing additional information for the Listing Council's consideration by October 13, 2006. In the Company's original petition to the Listing Council requesting the Stay, the Company requested an additional 60 day exception period to file its Quarterly Reports on Form 10-Q for the quarters ended July 31, 2006 and April 30, 2006, and its Annual Report Form 10-K for the fiscal year ended January 31, 2006. As a result, the Company does not intend to request that the Panel grant it an additional exception for the filing of the Form 10-Q for the quarter ended July 31, 2006. The Company intends to make an additional submission to the Listing Council in support of its request for an additional extension of time by the deadline of October 13, 2006, which was set forth in the Listing Council's September 15, 2006 decision.

There can be no assurance that the outcome of the Listing Council's review will be favorable to the Company or that the Company's securities will remain listed on the NASDAQ Stock Market.

Copies of the Company's press releases are attached as Exhibits 99.2 and 99.3 to this Current Report and are incorporated herein by reference.


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ITEM 8.01         OTHER EVENTS

As a result of the ongoing review by the Special Committee of the Company's Board of Directors (the "Special Committee") relating to the Company's stock option grants, the Company filed on September 12, 2006 a Form 12b-25 with the Securities and Exchange Commission (the "SEC") indicating that its Quarterly Report on Form 10-Q for the quarter ended July 31, 2006 had not been filed with the SEC by the SEC deadline of September 11, 2006. The Company did not seek a 5-day filing extension because it did not believe it would file the Quarterly Report within the extension period.

The Company intends to issue results for the quarterly periods ended April 30, 2006 and July 31, 2006 and the fiscal year ended January 31, 2006, and to file its Quarterly Reports on Form 10-Q for the quarters ended April 30, 2006 and July 31, 2006, and its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, together with any restated historical financial statements, as soon as practicable. The completion of such filings and any restated historical financial restatements involves a significant volume of work by the Company, which includes detailed scrutiny and analysis of accounting and tax issues relating to option grants and various other unrelated accounting matters during the periods in question.

 Note: This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the review of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grants, including, but not limited to, the accuracy of the stated dates of option grants and whether all proper corporate procedures were followed; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; risks associated with the Company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any restatement of the financial statements of the Company; risks associated with integrating the businesses and employees of the GSS division of CSG Systems, International, Netcentrex S.A., and Netonomy, Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

      (d)      EXHIBITS:

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

                Exhibit No.                    Description
                -----------                    -----------
                   99.1 Press Release of Comverse Technology, Inc. dated September 12, 2006
                   99.2 Press Release of Comverse Technology, Inc. dated September 18, 2006
                   99.3 Press Release of Comverse Technology, Inc. dated September 18, 2006















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COMVERSE TECHNOLOGY, INC.


Date:  September 18, 2006                       By:  /s/ Paul L. Robinson
                                                   -----------------------------
                                                Name:  Paul L. Robinson
                                                Title:  Executive Vice President















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




                                  EXHIBIT INDEX


Exhibit No.                             Description
-----------                             -----------
   99.1          Press Release of Comverse Technology, Inc. dated
                 September 12, 2006
   99.2          Press Release of Comverse Technology, Inc. dated
                 September 18, 2006
   99.3          Press Release of Comverse Technology, Inc. dated
                 September 18, 2006




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